UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 13, 2022

APPLIED UV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39480	84-4373308
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 N. Macquesten Parkway Mount Vernon, NY	10550
(Address of registrant’s principal executive office)	(Zip code)

(914) 665-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AUVI	The Nasdaq Stock Market LLC
10.5% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	AUVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On July 13, 2022, Applied UV, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report the reissuance of super voting preferred stock. This Form 8-K/A amends Item 3.02 of the initial filing to correct a typographical error and state correctly that the Company’s Board of Directors approved the reissuance on July 11, 2022.

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Item 3.02. Unregistered Sales of Equity Securities.

On July 11, 2022, the Board of Directors of Applied UV, Inc. (the “Company”) approved the reissuance of 8,000 shares of the Company’s Series X Super Voting Preferred Stock (the “Super Voting Preferred Stock”) to The Munn Family 2020 Irrevocable Trust, for which Max Munn, the founder, a director and President of the Company is the trustee, which represent the remainder of the designated but unissued shares of Super Voting Preferred Stock. The Company has 10,000 shares of preferred stock designated as Super Voting Preferred Stock and after the issuance of the 8,000 shares, Mr. Munn will beneficially own all 10,000 shares of the Super Voting Preferred Stock. Mr. Munn previously held all 10,000 shares of Super Voting Preferred Stock prior to a reverse stock split that was effected by the Company. In accordance with Nasdaq rules, the Company will not be able to designate or issue any additional shares of the Super Voting Preferred Stock. The Super Voting Preferred Stock has no rights other than the right to 1,000 votes per share (voting along with the common stock as a single class on all matters). The shares of Super Voting Preferred Stock was issued on July 13, 2022.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K dated as of and filed with the Securities and Exchange Commission on April 7, 2022 and amended on July 12, 2022 and those described from time to time in other reports which we file with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED UV, INC.

Date: July 14, 2022	By:	/s/John F. Andrews
John F. Andrews
Chief Executive Officer

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